Exhibit 3.1

[LOGO]

Restated Certificate of Incorporation	Certificat de constitution à jour

Canada Business Corporations Act	Loi sur les sociétés commerciales canadiennes

COGNOS INCORPORATED/
COGNOS INCORPORÉE	74301-1

Name of corporation - Dénomination de la société	Number - Numéro

I hereby certify that the Articles of Incorporation of the above-mentioned Corporation were restated under Section 174 of the Canada Business Corporations Act as set out in the attached Restated Articles of incorporation.

Je certifie par les présentes que les statuts constitutifs de la société mentionnée ci-haut ont été mis à jour en vertu de l’article 174 de la Loi sur les sociétés commerciales canadiennes, tel qu’indiqué dans les statuts de mise à jour ci-joints.

         [Signature]

                              February 1, 1984

Deputy Director - Directeur	Effective Date of Restatement Date d'entrée en vigueur de la mise à jour

CANADA BUSINESS CORPORATIONS ACT FORM 7 RESTATED ARTICLES OF INCORPORATION (SECTION 174)	[LOGO]	LOI SUR LES SOCIÉTÉS COMMERCIALES CANADIENNES FORMULE 7 STATUTS DE MISE À JOUR (ARTICLE 174)
____________________________________________________________________________________________________________
1 - Name of Corporation - Dénomination de la société              Corporation No.- No de la société

COGNOS INCORPORATED/COGNOS INCORPORÉE                                     74301-1
_____________________________________________________________________________________________________________
2 - The place in Canada where the registered office is situated  Lieu au Canada où est situé le siège social
275 Slater Street, Ottawa, Ontario K1P 5H9
______________________________________________________________________________________________________
3 - The classes and any maximum number of shares that   Catégories et tout nombre maximal d'actions
    the corporation is authorized to issue              que la société est autorisée à émettre

(1)  An unlimited number of common shares, the holders of which are entitled (a)
     to vote at all meetings of the shareholders, and; (b) to receive the remaining property of the Corporation upon dissolution.

(2)  An unlimited number of Preferred shares issuable in series - See Attachment A
_____________________________________________________________________________________________________________
4 - Restrictions if any on share transfers        Restrictions sur le transfert des actions s'il
                                                  y a lieu

                         N/A
_____________________________________________________________________________________________________________
5 - Number (or minimum and maximum number) of      Nombre (ou nombre minimum et maximum)
directors                                          d'administrateurs
A MINIMUM OF THREE (3) AND A MAXIMUM OF TEN (10)
__________________________________________________________________________________________________________
6 - Restrictions if any on business the corporation  Limites imposées quant aux activités que la
may carry on                                         société peut exploiter, s'il y a lieu. -

                         N/A
_________________________________________________________________________________________________________
7 - Other provisions if any                          Autres dispositions s'il y a lieu

                         N/A
_________________________________________________________________________________________________________

The foregoing restated articles of incorporation     Cette mise à jour des statuts constitutifs
correctly set out, without substantive change, the   démontre exactement sans changement substantif
corresponding provisions of the articles of          les dispositions correspondantes des statuts
incorporation as amended and supersede the original  constitutifs tels que modifiés et remplacent
articles of incorporation.                           les statuts constitutifs originaux.

_________________________________________________________________________________________________________
Date                          Signature              Description of Office - Description du poste

January 30, 1984              [signature]            General Counsel/Acting Secretary
_________________________________________________________________________________________________________
FOR DEPARTMENTAL USE ONLY                                  À L'USAGE DU MINISTÈRE SEULEMENT
_________________________________________________________________________________________________________
                                74301-1              Filed - Déposée                 2/2/84
                                                     ___________________________________________________
CCA 1389(4-79)

EXHIBIT A
SPECIAL RESOLUTION

It is hereby resolved as a Special Resolution that:

A.	THE ARTICLES OF THE CORPORATION ARE HEREBY AMENDED BY:
1.	Subdividing each issued common share of the Corporation into two common shares of the Corporation; and
2.	Changing the Corporation's name from Quasar Systems Limited/Systems Quasar Limitée to Cognos Incorporated/Cognos Incorporée.
3.

Increasing the authorized capital of the Corporation by creating an unlimited number of Preferred Shares issuable in series; the preferences, rights, conditions, restrictions, limitations and prohibitions attaching to the Preferred Shares as a Class are as follows:

(1)

The Preferred Shares may at any time or from time to time be issued in one or more series, each series to consist of such number of shares as may before the issue thereof be determined by the directors. The directors of the Corporation may by resolution fix from time to time before the issue thereof, the designation, rights, privileges, restrictions and conditions attaching to the Preferred Shares of each series including, without limiting the generality of the foregoing, the rate of preferential dividends, the dates and places of payment thereof, the redemption and/or purchase prices and the terms and conditions of redemption and/or purchase, conversion rights and any purchase fund or other provisions, the whole to be subject to the following provisions and to amendment of the Articles of the Corporation bringing such resolution into effect.

(2)

The Preferred Shares shall be entitled to a preference over the common shares and any other shares of the Corporation ranking junior to the Preferred Shares with respect to the payment of dividends and in the distribution of assets in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.

(3)

Where any cumulative dividends or amounts payable on a repayment of capital in respect of a series of Preferred Shares are not paid in full, the shares of all series of the Preferred Shares shall participate rateably in respect of such accumulated dividends if any, in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full, and on any repayment of capital in accordance with the sums that would be payable on such repayment of capital if all sums so payable were paid in full.

(4)

Except as otherwise expressly required by law the holders of Preferred Shares shall not be entitled to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

(5)

Any amendment to the Articles of the Corporation to delete or vary a preference, right, condition, restriction, limitation or prohibition attaching to the Preferred Shares as a class or to create shares ranking in priority to or on a parity with the Preferred Shares, in addition to any other authorization required by law may be authorized by at least two-thirds of the votes cast at a meeting of holders of Preferred Shares duly called for that purpose and held upon not less than 21 days notice at which the holders of at least a majority of the outstanding Preferred Shares are present or are represented by proxy. If at such meeting the holders of a majority of the outstanding Preferred Shares are not present or represented by proxy within one half hour after the time appointed for such meeting than the meeting shall be adjourned to such date being not less than 21 days thereafter and to such time and place as may be designated by the chairman, and not less than 14 days notice shall be given of the reconvening of such adjourned meeting, but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting the holders of the Preferred Shares present or represented by proxy may transact the business for which the meeting was originally called and a resolution passed by at least two-thirds of the votes cast at such meeting shall constitute the authorization of the holders of the Preferred Shares. On every poll taken at every such meeting every holder of Preferred Shares shall be entitled to one vote in respect of each Preferred Share held. Subject to the foregoing, the formalities to be observed in respect of the giving or waiving of notice of any such meeting and the conduct thereof shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders.

B.	Notwithstanding the foregoing provisions of this special resolution, the directors of the Corporation may revoke the resolution before it is acted upon without further approval by the Shareholders.

[logo]	Consumer and	Consommation
	Corporate Affairs Canada	et Corporations Canada

Certificate of Amendment	Certificat de modification

Canada Business Corporations Act	Loi sur les sociétés commerciales canadiennes

                COGNOS INCORPORATED/                                      074301-1
                 COGNOS INCORPORÉE
________________________________________________       _____________________________________________
Name of Corporation - Dénomination de la société              Number - Numéro

I hereby certify that the Articles of the            Je certifie par les preséntes que les statuts
above-mentioned Corporation were amended             de la société mentionnée ci-haut ont été
                                                     modifiés

(a) under section 13 of the Canada Business      [ ] (a) en vertu de l'article 13 de la Loi sur
Corporations Act in accordance with the attached     les sociétés commerciales canadiennes
notice;                                              conformément à l'avis ci-joint;

(b) under Section 27 of the Canada Business      [ ] (b) en vertu de l'article 27 de la Loi sur
Corporations Act as set out in the attached          les sociétés commerciales canadiennes tel
Articles of Amendment designating a series of        qu'indiqué dans les clauses modificatrices
shares;                                              ci-jointes désignant une série d'actions;

(c) under Section 171 of the Canada Business     |X| (c) en vertu de l'article 171 de la Loi sur
Corporations Act as set out in the attached          les sociétés commerciales canadiennes tel
Articles of Amendment;                               qu'indiqué dans les clauses modificatrices
                                                     ci-jointes;

(d) under Section 185 of the Canada Business     [ ] (d) en vertu de l'article 185 de la Loi sur
Corporations Act as set out in the attached          les sociétés commerciales canadiennes tel
Articles of Reorganization;                          qu'indiqué dans les clauses de réorganisation
                                                     ci-jointes;

(e) under Section 185.1 of the Canada Business   [ ] (e) en vertu de l'article 185.1 de la Loi sur
Corporations Act as set out in the attached          les sociétés commerciales canadiennes tel
Articles of Arrangement.                             qu'indiqué dans les clauses d'arrangement
                                                     ci-jointes.

Le Directeur             July 10, 1986

[signature]              le 10 juillet 1986

Director                 Date of Amendment - Date de la modification

[LOGO]

CANADA BUSINESS CORPORATIONS ACT FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 171)	[logo]	LOI SUR LES SOCIÉTÉS COMMERCIALES CANADIENNES FORMULE 4 CLAUSES MODIFICATRICES (ARTICLE 27 OU 171)

1 - Name of Corporation - Dénomination de la société      2 - Corporation No. - N° de la société

COGNOS INCORPORATED/COGNOS INCORPORÉE                                      74301-1

3 - The articles of the above-named corporation are     Les statuts de la société ci-haut mentionnée sont
   amended as follows:                                  modifiés de la façon suivante:
(1)	Paragraph 3 of the Articles of the Corporation, as amended, is hereby further amended by subdividing each two (2) common shares of the Corporation into three (3) common shares of the Corporation.

Date                          Signature                 Description of Office - Description du poste

July 8, 1986                  [signature]               General Counsel/Corporate Secretary

FOR DEPARTMENTAL USE ONLY                                 À L'USAGE DU MINISTÈRE SEULEMENT

[logo]	Industry Canada	Industrie Canada

Certificate of Amendment	Certificat de modification

Canada Business Corporations Act	Loi canadienne sur les sociétés par actions

COGNOS INCORPORATED                                                      074301-1
COGNOS INCORPORÉE
______________________________________________     ______________________________________________
Name of corporation-Dénomination de la société     Corporation number-Numéro de la société

I hereby certify that the articles of the          Je certifie que les statuts de la société
above-named corporation were amended               susmentionnée ont été modifiés :

(a) under section 13 of the Canada Business        a) en vertu de l'article 13 de la Loi
Corporations Act in accordance with the        [ ] canadienne sur les sociétés par actions,
attached notice;                                   conformément à l'avis ci-joint;

(b) under section 27 of the Canada Business        b) en vertu de l'article 27 de la Loi canadienne
Corporations Act as set out in the attached    [ ] sur les sociétés par actions, tel qu'il est
articles of amendment designating a series of      indiqué dans les clauses modificatrices
shares;                                            ci-jointes désignant une série d'actions;

(c) under section 179 of the Canada Business       c) en vertu de l'article 179 de la Loi
Corporations Act as set out in the attached    |X| canadienne sur les sociétés par actions, tel
articles of amendment;                             qu'il est indiqué dans les clauses
                                                   modificatrices ci-jointes;

(d) under section 191 of the Canada Business       d) en vertu de l'article 191 de la Loi
Corporations Act as set out in the attached    [ ] canadienne sur les sociétés par actions, tel
articles of reorganization.                        qu'il est indiqué dans les clauses de
                                                   réorganisation ci-jointes.

                   [signature]

                                                   March 24, 1997 / le 24 mars 1997
               Director - Directeur                Date of Amendment - Date de modification

[LOGO]

Consumer and Corporate Affairs Canada Canada Business Corporations Act	FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)

1 - Name of corporation                                 2 - Corporation No.

    COGNOS INCORPORATED                                     0743011
    COGNOS INCORPORÉE

3 – The articles of the above-named corporation are amended as follows:

RESOLVED, AS A SPECIAL RESOLUTION, THAT:

The Articles of the Corporation are amended as follows:

1.	to provide that the board of directors shall consist of a minimum of 3 and a maximum of 12 directors;
2.

to provide that the directors of the Corporation are empowered to determine the number of directors of the Corporation and the number of directors to be elected at the annual meeting of the shareholders; and

3.

to provide that the directors may appoint one or more directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one third of the number of directors elected at the previous annual meeting of shareholders.

Date               Signature           Title
_______________________________________________________________________________
MARCH 17/97        [Signature]
                                      FOR DEPARTMENTAL USE ONLY
                                      Filed    APR 8 1997
                                               AVR 8 1997
                                      _________________________________________

[logo]	Inductry Canada	Industrie Canada

Certificate of Amendment	Certificat de modification

Canada Business Corporations Act	Loi canadiennes sur les sociétés par actions

COGNOS INCORPORATED                                                 074301-1
COGNOS INCORPORÉE
______________________________________________    ___________________________________________
Name of corporation-Dénomination de la société    Corporation number-Numéro de la société

I hereby certify that the articles of the         Je certifie que les statuts de la société
above-named corporation were amended:             susmentionnée ont été modifiés:

a) under section 13 of the Canada Business        a) en vertu de l'article 13 de la Loi
Corporations Act in accordance with the      [ ]  canadienne sur les sociétés par actions,
attached notice;                                  conformément à l'avis ci-joint;

b) under section 27 of the Canada Business        b) en vertu de l'article 27 de la Loi canadienne
Corporations Act as set out in the attached  [ ]  sur les sociétés par actions, tel qu'il est
articles of amendment designating a series        indiqué dans les clauses modificatrices
of shares;                                        ci-jointes désignant une série d'actions;

c) under section 179 of the Canada Business       c) en vertu de l'article 179 de la Loi
Corporations Act as set out in the attached  |X|  canadienne sur les sociétés par actions, tel
articles of amendment;                            qu'il est indiqué dans les clauses
                                                  modificatrices ci-jointes;

d) under section 191 of the Canada Business       d) en vertu de l'article 191 de la Loi
Corporations Act as set out in the attached  [ ]  canadienne sur les sociétés par actions,
articles of reorganization;                       tel qu'il est indiqué dans les clauses de
                                                  réorganisation ci-jointes;

                   [signature]

                                               July 29, 2002 / le 29 juillet 2002
               Director - Directeur         Date of Amendment - Date de modification

[LOGO]

[LOGO]	Industry Canada Canada Business Corporations Act	Industrie Canada Loi canadienne sur les sociétés par actions	FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)	FORMULE 4 CLAUSES MODIFICATRICES (ARTICLES 27 OU 177)

1 – Name of corporation - Dénomination de la société	2 – Corporation No. — N° de la société

COGNOS INCORPORATED/COGNOS INCORPORÉE	74301-1

3 – The articles of the above-named corporation are amended as follows:                             Les statuts de la société ci-dessus sont modifiés de la façon suivante:

RESOLVED, AS A SPECIAL RESOLUTION, THAT

Paragraph 3 of the Articles of Amendment dated March 17, 1997 be deleted and the following substituted:

“3.	to provide that the directors may appoint one or more additional directors, who shall hold office for a term expiring not later that the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one-third of the number of directors elected at the previous annual meeting of shareholders.”

Date                           Signature                   4 - Capacity of - En qualité de
___________________________________________________________________________________________

17/7/02                   [Signature]
___________________________________________________________________________________________

For Departmental Use Only                           Printed Name - Nom en lettres moulées

À l’usage du ministère seulement

Filed
Déposée

[LOGO]

IC3069 (2001/11)